UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2024

INSPIRE VETERINARY PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41792	85-4359258
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

780 Lynnhaven Parkway, Suite 400 Virginia Beach, VA	23452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 734-5464

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	IVP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

On October 21, 20924, Inspire Veterinary Partners, Inc., a Nevada corporation (the “Company”), entered into Securities Purchase Agreements under which the Company agreed to sell to the investors named therein, in a best efforts public offering (the “Offering”), an aggregate of 1,800,000 shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Shares”) and pre-paid warrants to purchase 8,200,000 shares of Class A Common Stock (the “Pre-paid Warrants”), at a public offering price of $0.25 per Share or Pre-paid Warrant.

The Shares and Pre-paid Warrants were offered by the Company pursuant to a registration statement on Form S-3, as amended (File No. 333-282355), filed with the Securities and Exchange Commission (the “Commission”), which was declared effective by the Commission on October 11, 2024 (the “Registration Statement”). A supplement to the prospectus contained in the Registration Statement filed with the Commission on October 22, 2024.

Spartan Capital Securities, LLC (“Spartan”) acted as the sole placement agent for the Offering and received a fee of 8% of the gross proceeds, reimbursement of $25,000 in non-accountable expenses, and up to $75,000 in legal fees and out-of-pocket expenses, pursuant to a letter of engagement between the Company and Spartan. Gross proceeds from the Offering, before deducting the placement agent’s fees and other offering expenses, were $2,500,000. The Company intends to use the proceeds of the Offering for working capital, general corporate purposes, and potential additional future acquisitions.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

On October 22, 2024, we released the press release furnished herewith as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item. 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
5.1	Opinion of The Crone Law Group, P.C.
10.1	Form of Securities Purchase Agreement
10.2	Form of Pre-paid Warrant
23.1	Consent of The Crone Law Group, P.C. (included in Exhibit 5.1)
99.1	Press Release regarding pricing of the offering
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2024	INSPIRE VETERINARY PARTNERS, INC.

	By:	/s/ Kimball Carr
	Name:	Kimball Carr
	Title:	President and Chief Executive Officer

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